UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 5, 2017

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 5, 2017, Sirius XM Radio Inc. (“SiriusXM”), a subsidiary of Liberty Media Corporation, issued $750 million aggregate principal amount of 3.875% Senior Notes due 2022 (the “2022 Notes”) and $1.250 billion aggregate principal amount of 5.000% Senior Notes due 2027 (the “2027 Notes” and together with the 2022 Notes, the “Notes”). The Notes were sold to J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. The Notes were resold to certain non-U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and to qualified institutional buyers pursuant to Rule 144A under the Securities Act at a purchase price equal to 100% of their principal amount. The terms of the 2022 Notes are governed by an Indenture, dated as of July 5, 2017, among SiriusXM, the guarantors named therein and U.S. Bank National Association, as trustee (the “2022 Indenture”), and the terms of the 2027 Notes are governed by an Indenture, dated as of July 5, 2017, among SiriusXM, the guarantors named therein and U.S. Bank National Association, as trustee (the “2027 Indenture” and together with the 2022 Indenture, the “Indentures”). The following summary is not a complete description of all of the terms of the Indentures or the Notes and is qualified in its entirety by the copies of the Indentures which are filed as Exhibits 4.1 and 4.2 to Sirius XM Holdings Inc.’s Current Report on Form 8-K (File No. 001-34295), filed with the Securities and Exchange Commission (“SEC”) on July 5, 2017, and are incorporated herein by reference.

Interest and maturity. Interest on the 2022 Notes is payable semi-annually in arrears on February 1 and August 1 at a rate of 3.875% per annum, commencing on February 1, 2018. The 2022 Notes will mature on August 1, 2022. Interest on the 2027 Notes is payable semi-annually in arrears on February 1 and August 1 at a rate of 5.000% per annum, commencing on February 1, 2018. The 2027 Notes will mature on August 1, 2027.

Guarantees. SiriusXM’s wholly owned subsidiaries – Satellite CD Radio LLC, Sirius XM Connected Vehicle Services Inc., Sirius XM Connected Vehicle Services Holdings Inc., XM eMall Inc., XM Radio LLC, XM Investment LLC and XM 1500 Eckington LLC – guarantee, on a senior unsecured basis, SiriusXM’s obligations under the Notes, including the payment of principal and interest. These guarantors also guarantee SiriusXM’s existing senior indebtedness. One or more of SiriusXM’s other subsidiaries may, in the future, be required to guarantee SiriusXM’s existing senior indebtedness, but may not be required to guarantee the Notes except as provided in each of the Indentures. Sirius XM Holdings Inc. does not guarantee the Notes.

Ranking. The Notes are SiriusXM’s general unsecured senior obligations. The Notes and related guarantees rank equally in right of payment with all of SiriusXM’s and the guarantors’ existing and future senior indebtedness and senior in right of payment to all of SiriusXM’s and the guarantors’ future subordinated obligations; the Notes and related guarantees are structurally subordinated in right of payment to all existing and future liabilities (including trade payables) of SiriusXM’s non-guarantor subsidiaries; and the Notes and related guarantees are effectively subordinated to any of SiriusXM’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness.

Optional redemption for the 2022 Notes. At any time prior to August 1, 2020, SiriusXM may redeem some or all of the 2022 Notes at any time and from time to time at a “make-whole” redemption price set forth in the 2022 Indenture. On or after August 1, 2020, SiriusXM may redeem the Notes, in whole or in part, at any time at the redemption prices set forth in the 2022 Indenture. In addition, prior to August 1, 2020, SiriusXM may, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price equal to 103.875% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the date of redemption.

Optional redemption for the 2027 Notes. At any time prior to August 1, 2022, SiriusXM may redeem some or all of the 2027 Notes at any time and from time to time at a “make-whole” redemption price set forth in the 2027 Indenture. On or after August 1, 2022, SiriusXM may redeem the Notes, in whole or in part, at any time at the redemption prices set forth in the 2027 Indenture. In addition, prior to August 1, 2020, SiriusXM may, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price equal to 105.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the date of redemption.

Change of control and other restrictive covenants. The Notes are subject to covenants that, among other things, require SiriusXM to make an offer to repurchase each series of Notes at 101% of their principal amount in the event of a change of control and a downgrade in the ratings of the applicable series of Notes, and limit SiriusXM’s ability and the ability of SiriusXM’s subsidiaries to create certain liens; enter into sale/leaseback transactions; and merge or consolidate. In addition, each of the Indentures restricts SiriusXM’s non-guarantor subsidiaries’ ability to create, assume, incur or guarantee additional indebtedness without such non-guarantor subsidiary guaranteeing the applicable series of Notes on a pari passu basis. Sirius XM Holdings Inc. is not subject to these restrictive covenants.

Use of proceeds. SiriusXM intends to use the net proceeds from this offering, together with cash on hand, to redeem all of its 4.25% Senior Notes due 2020 (the “2020 Notes”) and its 5.75% Senior Notes due 2021 (the “2021 Notes”) and to repay a portion of the borrowings outstanding under its senior secured revolving credit facility. Pending application of these amounts as provided above, SiriusXM currently expects to maintain any excess amount as cash on hand.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01. Other Events.

SiriusXM intends to use the net proceeds from this offering to redeem the 2020 Notes and the 2021 Notes.

On June 27, 2017, SiriusXM issued a redemption notice pursuant to the indenture governing the 2020 Notes to redeem all of the 2020 Notes. As of March 31, 2017, SiriusXM had $500 million aggregate principal amount of 2020 Notes outstanding. The 2020 Notes will be redeemed at 101.063% of the principal amount thereof plus accrued and unpaid interest thereon from May 15 through July 26, 2017. Payment will be made by the trustee to holders of the 2020 Notes on July 27, 2017.

On July 5, 2017, SiriusXM issued a redemption notice pursuant to the indenture governing the 2021 Notes to redeem all of the 2021 Notes. As of March 31, 2017, SiriusXM had $600 million aggregate principal amount of 2021 Notes outstanding. The 2021 Notes will be redeemed at 102.875% of the principal amount thereof plus accrued and unpaid interest thereon from August 1 through August 3, 2017. Payment will be made by the trustee to holders of the 2021 Notes on August 4, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
4.1

Indenture, dated as of July 5, 2017, among Sirius XM Radio Inc., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 3.875% Senior Notes due 2022 (incorporated by reference to Exhibit 4.1 to Sirius XM Holdings Inc.’s Current Report on Form 8-K (File No. 001-34295), filed with the SEC on July 5, 2017).

4.2

Indenture, dated as of July 5, 2017, among Sirius XM Radio Inc., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 5.000% Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to Sirius XM Holdings Inc.’s Current Report on Form 8-K (File No. 001-34295), filed with the SEC on July 5, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2017

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of July 5, 2017, among Sirius XM Radio Inc., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 3.875% Senior Notes due 2022 (incorporated by reference to Exhibit 4.1 to Sirius XM Holdings Inc.’s Current Report on Form 8-K (File No. 001-34295), filed with the SEC on July 5, 2017).

4.2

Indenture, dated as of July 5, 2017, among Sirius XM Radio Inc., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 5.000% Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to Sirius XM Holdings Inc.’s Current Report on Form 8-K (File No. 001-34295), filed with the SEC on July 5, 2017).